Exhibit 99.2

Calix Reports Historical Quarterly Financial Information

PETALUMA, CA — July 22, 2010 — Calix, Inc. (NYSE: CALX) today publicly released historical quarterly financial information for the quarters ended March 31, 2008 through June 26, 2010.

About Calix

Calix, Inc. (NYSE: CALX) is a leading provider in North America of broadband communications access systems and software for copper- and fiber- based network architectures that enable communications service providers to connect to their residential and business subscribers. Calix enables communications service providers to provide a wide range of revenue-generating services, from basic voice and data to advanced broadband services, over legacy and next-generation access networks. The Calix Unified Access Portfolio helps these companies to transform their legacy and mixed protocol access networks to fiber and Ethernet. Calix has shipped over six million ports of its Unified Access Infrastructure portfolio to more than 500 North American and international customers, whose networks serve over 40 million subscriber lines in total. For more information, visit the Calix website at www.calix.com.

Use of Non-GAAP financial information

The Company uses certain non-GAAP financial measures in the attachments to this press release to supplement its consolidated financial statements, which are presented in accordance with GAAP. These non-GAAP measures are provided to enhance the reader’s understanding of the Company’s operating performance as they exclude certain non-cash charges which the Company believes are not indicative of its core operating results. Management believes that the non-GAAP measures used in the attachments to this press release provide investors with important perspectives into the Company’s ongoing business performance and management uses these non-GAAP measures to evaluate financial results and to establish operational goals. The presentation of these non-GAAP measures is not meant to be a substitute for results presented in accordance with GAAP, but rather should be evaluated in conjunction with these results. A reconciliation of the non-GAAP results to the most directly comparable GAAP results is provided in the attachments to this press release. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

The Company makes adjustments for the following items in analyzing its operating results as it does not consider these items as part of the Company’s ongoing operating activities or meaningful in evaluating the Company’s financial performance:

Stock-based compensation

A non-cash expense incurred in accordance with SFAS 123R using the modified prospective transition method.

Amortization of acquisition related intangible assets

A non-cash expense resulting from intangible assets acquired in the acquisition of Optical Solutions, Inc. (OSI) in February 2006. The Company is required to amortize these assets over their expected useful lives.

Press Release	Page 2

Change in fair value of preferred stock warrants

A non-cash expense or benefit resulting from the revaluation of the Company’s preferred stock warrant liability. Upon completion of the Company’s initial public offering, the preferred warrant liability was reclassified as a component of stockholders’ equity, and the Company is no longer required to revalue the warrants.

Preferred stock dividends

Preferred stock dividends represent Series I preferred stock dividends paid to the Company’s Series I stockholders prior to the conversion of preferred stock into common stock in connection with the Company’s initial public offering.

Investor Relations Contact:

Carolyn Bass

415-445-3232

Carolyn.Bass@Calix.com

Press Contact:

Catherine Koo

415-992-4400

calix@lewispr.com

Press Release	Page 3

Calix, Inc.
Historical Financials
Non-GAAP Income Statements 2010
($ in thousands)

	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
	Qtr Ending 3/27/2010	Qtr Ending 3/27/2010	Qtr Ending 6/26/2010	Qtr Ending 6/26/2010	Ytd Ending 6/26/2010	Ytd Ending 6/26/2010

Revenue	$48,203	$48,203	$71,653	$71,653	$119,856	$119,856

Cost of revenue:
Products and services (1)	30,171	30,031	41,855	41,371	72,026	71,402
Amortization of existing technologies (2)	1,360	—	1,360	—	2,720	—

Total cost of revenue	31,531	30,031	43,215	41,371	74,746	71,402

Gross profit	16,672	18,172	28,438	30,282	45,110	48,454

Gross margin %	34.6%	37.7%	39.7%	42.3%	37.6%	40.4%

Research and development (3)	11,847	11,277	13,086	11,400	24,933	22,677
Sales and marketing (4)	8,422	7,988	10,184	8,937	18,606	16,925
General and Administrative (5)	4,748	3,085	7,423	3,659	12,171	6,744
Amortization of intangible assets (6)	185	—	185	—	370	—

Total operating expenses	25,202	22,350	30,878	23,996	56,080	46,346

Net operating income (loss)	(8,530)	(4,178)	(2,440)	6,286	(10,970)	2,108

Interest income	74	74	103	103	177	177
Interest expense	(473)	(473)	(620)	(620)	(1,093)	(1,093)
Change in fair value of preferred stock warrants (7)	(173)	—	—	—	(173)	—
Other income / (expense)	11	11	(2)	(2)	9	9

Total other income / (expense)	(561)	(388)	(519)	(519)	(1,080)	(907)

Provision for income taxes	171	171	243	243	414	414

Net income / (loss)	(9,262)	(4,737)	(3,202)	5,524	(12,464)	787

Preferred stock dividends (8)	(900)	—	—	—	(900)	—

Net income / (loss) attributable to common stockholders	$(10,162)	$(4,737)	$(3,202)	$5,524	$(13,364)	$787

Non-GAAP bridge to GAAP

(1) Cost of Sales (stock-based compensation)		140		484		624
(2) Cost of Sales (amortization of existing technologies)		1,360		1,360		2,720
(3) Research and development (stock-based compensation)		570		1,686		2,256
(4) Sales and marketing (stock-based compensation)		434		1,247		1,681
(5) General and administration (stock-based compensaton)		1,663		3,764		5,427
(6) Operating expense (amortization of intangible assets)		185		185		370
(7) Change in fair value of preferred stock warrants		173		—		173
(8) Preferred stock dividends		900		—		900

Total Non-Cash Expenses		5,425		8,726		14,151

GAAP net income / (loss) attributable to common stockholders		$(10,162)		$(3,202)		$(13,364)

Calix’s non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, the above non-GAAP Consolidated Statements of Operations are not based on a comprehensive set of accounting rules or principles.

Press Release	Page 4

Calix, Inc.
Historical Financials
Condensed Statements of Cash Flows 2010
($ in thousands)
	Qtr Ending 3/27/2010	Qtr Ending 6/26/2010	Ytd Ending 6/26/2010
Operating activities
Net cash used in operating activities	$5,058	$(5,258)	$(200)

Investing activities
Acquisition of property and equipment	(1,481)	(1,425)	(2,906)
Purchase of marketable securities	(7,434)	(49,133)	(56,567)
Sale of marketable securities	6,708	8,500	15,208

Net cash provided by (used in) investing activities	(2,207)	(42,058)	(44,265)

Financing activities
Proceeds from bank borrowings	—	—	—
Principal payments on bank borrowings	—	(20,000)	(20,000)
Proceeds from exercise of stock options and warrants	62	10	72
Repurchase of common and preferred stock	—	—	—
Proceeds from initial public offering of common stock	46,229	11,064	57,293

Net cash provided by (used in) financing activities	46,291	(8,926)	37,365

Net increase (decrease) in cash and cash equivalents	49,142	(56,242)	(7,100)
Cash and cash equivalents at beginning of period	31,821	80,963	31,821

Cash and cash equivalents at end of period	$80,963	$24,721	$24,721

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Calix, Inc.
Historical Financials
Non-GAAP Income Statements 2009
($ in thousands)

	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
	Qtr Ending 3/28/2009	Qtr Ending 3/28/2009	Qtr Ending 6/27/2009	Qtr Ending 6/27/2009	Qtr Ending 9/26/2009	Qtr Ending 9/26/2009	Qtr Ending 12/31/2009	Qtr Ending 12/31/2009	Ytd Ending 12/31/2009	Ytd Ending 12/31/2009
Revenue	$37,146	$37,146	$47,842	$47,842	$59,600	$59,600	$88,359	$88,359	$232,947	$232,947

Cost of revenue:
Products and services (1)	25,391	25,212	31,076	30,908	37,117	36,948	57,279	57,113	150,863	150,181
Amortization of existing technologies (2)	1,360	—	1,360	—	1,360	—	1,360	—	5,440	—

Total cost of revenue	26,751	25,212	32,436	30,908	38,477	36,948	58,639	57,113	156,303	150,181

Gross profit	10,395	11,934	15,406	16,934	21,123	22,652	29,720	31,246	76,644	82,766
Gross margin %	28.0%	32.1%	32.2%	35.4%	35.4%	38.0%	33.6%	35.4%	32.9%	35.5%
Research and development (3)	10,468	9,739	10,742	10,123	11,977	11,356	12,945	12,257	46,132	43,475
Sales and marketing (4)	7,209	6,754	7,988	7,566	8,494	8,084	9,795	9,343	33,486	31,747
General and Administrative (5)	3,663	2,753	4,238	3,270	3,728	2,688	3,984	2,784	15,613	11,495
Amortization of intangible assets (6)	185	—	185	—	185	—	185	—	740	—

Total operating expenses	21,525	19,246	23,153	20,959	24,384	22,128	26,909	24,384	95,971	86,717

Net operating income (loss)	(11,130)	(7,312)	(7,747)	(4,025)	(3,261)	524	2,811	6,862	(19,327)	(3,951)

Interest income	79	79	27	27	38	38	101	101	245	245
Interest expense	(943)	(943)	(1,079)	(1,079)	(1,404)	(1,404)	(441)	(441)	(3,867)	(3,867)
Change in fair value of preferred stock warrants (7)	—	—	95	—	(23)	—	(35)	—	37	—
Other income / (expense)	64	64	40	40	9	9	6	6	119	119

Total other income / (expense)	(800)	(800)	(917)	(1,012)	(1,380)	(1,357)	(369)	(334)	(3,466)	(3,503)

Provision for income taxes	130	130	138	138	(217)	(217)	(403)	(403)	(352)	(352)

Net income / (loss)	(12,060)	(8,242)	(8,802)	(5,175)	(4,424)	(616)	2,845	6,931	(22,441)	(7,102)

Preferred stock dividends (8)	(652)	—	—	—	(2,389)	—	(706)	—	(3,747)	—

Net income / (loss) attributable to common stockholders	$(12,712)	$(8,242)	$(8,802)	$(5,175)	$(6,813)	$(616)	$2,139	$6,931	$(26,188)	$(7,102)

Non-GAAP bridge to GAAP

(1) Cost of Sales (stock-based compensation)		179		168		169		166		682
(2) Cost of Sales (amortization of existing technologies)		1,360		1,360		1,360		1,360		5,440
(3) Research and development (stock-based compensation)		729		619		621		688		2,657
(4) Sales and marketing (stock-based compensation)		455		422		410		452		1,739
(5) General and administration (stock-based compensaton)		910		968		1,040		1,200		4,118
(6) Operating expense (amortization of intangible assets)		185		185		185		185		740
(7) Change in fair value of preferred stock warrants		—		(95)		23		35		(37)
(8) Preferred stock dividends		652		—		2,389		706		3,747

Total Non-Cash Expenses		4,470		3,627		6,197		4,792		19,086

GAAP net income / (loss) attributable to common stockholders		$(12,712)		$(8,802)		$(6,813)		$2,139		$(26,188)

Calix’s non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, the above non-GAAP Consolidated Statements of Operations are not based on a comprehensive set of accounting rules or principles.

Press Release	Page 6

Calix, Inc.

Historical Financials

Condensed Balance Sheets 2009

($ in thousands)

	3/28/2009	6/27/2009	9/26/2009	12/31/2009
Assets
Current assets:
Cash and cash equivalents	$18,980	$47,884	$55,622	$31,821
Marketable securities	—	—	6,272	36,228
Restricted cash	2,815	628	628	629
Accounts receivable, net	24,665	34,830	42,515	46,992
Inventory	19,744	17,508	13,917	18,556
Deferred cost of goods sold	14,510	18,073	19,370	16,468
Prepaids and other current assets	2,022	1,616	1,712	4,018

Total current assets	82,736	120,539	140,036	154,712

Property and equipment, net	9,383	8,890	10,900	11,293
Goodwill	65,576	65,576	65,576	65,576
Intangible assets, net	11,330	9,785	8,240	6,695
Other assets	360	309	681	2,840

Total assets	$169,385	$205,099	$225,433	$241,116

Liabilities, convertible preferred stock and stockholder’s deficit
Current liabilities:
Accounts payable	$6,187	$8,266	$10,669	$14,635
Accrued liabilities	15,896	14,640	19,221	28,629
Preferred stock warrant liabilities	232	137	160	195
Loans payable	—	—	1,111	3,333
Current portion of deferred revenue	26,144	33,044	34,242	29,921

Total current liabilities	48,459	56,087	65,403	76,713

Loan payable	21,000	21,000	18,889	16,667
Long-term portion of deferred revenue	4,758	4,738	5,260	6,556
Other long-term liabilities	963	1,424	959	910

Convertible preferred stock	427,055	461,313	478,981	479,628
		—
Stockholders’ deficit:		—	—
Common stock	100	100	100	102
Additional paid-in capital	45,758	47,945	50,185	52,739
Other comprehensive income	—	—	(23)	(17)
Accumulated deficit	(378,708)	(387,508)	(394,321)	(392,182)

Total stockholders’ deficit	(332,850)	(339,463)	(344,059)	(339,358)
Total liabilities, convertible preferred stock and

Stockholders’ deficit	$169,385	$205,099	$225,433	$241,116

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Calix, Inc. Historical Financials Condensed Statements of Cash Flows 2009 ($ in thousands)

	Qtr Ending 3/28/2009	Qtr Ending 6/27/2009	Qtr Ending 9/26/2009	Qtr Ending 12/31/2009	Ytd Ending 12/31/2009
Operating activities
Net cash used in operating activities	$(3,432)	$(4,595)	$1,681	$7,736	$1,390

Investing activities
Acquisition of property and equipment	(790)	(769)	(1,927)	(1,578)	(5,064)
Purchase of marketable securities	—	—	(6,295)	(29,950)	(36,245)
Sale of marketable securities	—	—	—	—	—

Net cash provided by (used in) investing activities	(790)	(769)	(8,222)	(31,528)	(41,309)

Financing activities
Proceeds from bank borrowings	—	—	20,000	—	20,000
Principal payments on bank borrowings	—	—	(21,000)	—	(21,000)
Proceeds from Series J investors, net of issuance costs	—	34,258	15,279	(59)	49,478
Proceeds from exercise of stock options and warrants	—	10	—	50	60
Repurchase of common and preferred stock	(12)	—	—	—	(12)
Proceeds from initial public offering of common stock	—	—	—	—	—

Net cash provided by (used in) financing activities	(12)	34,268	14,279	(9)	48,526

Net increase (decrease) in cash and cash equivalents	(4,234)	28,904	7,738	(23,801)	8,607
Cash and cash equivalents at beginning of period	23,214	18,980	47,884	55,622	23,214

Cash and cash equivalents at end of period	$18,980	$47,884	$55,622	$31,821	$31,821

Press Release	Page 8

Calix, Inc.

Historical Financials

Non-GAAP Income Statements 2008

($ in thousands)

	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
	Qtr Ending 3/31/2008	Qtr Ending 3/31/2008	Qtr Ending 6/30/2008	Qtr Ending 6/30/2008	Qtr Ending 9/29/2008	Qtr Ending 9/29/2008	Qtr Ending 12/31/2008	Qtr Ending 12/31/2008	Ytd Ending 12/31/2008	Ytd Ending 12/31/2008
Revenue	$59,661	$59,661	$60,820	$60,820	$59,317	$59,317	$70,665	$70,665	$250,463	$250,463
Cost of revenue:
Products and services (1)	41,358	41,227	39,331	39,121	39,158	38,967	46,078	45,881	165,925	165,196
Amortization of existing technologies (2)	1,360	—	1,360	—	1,360	—	1,360	—	5,440	—

Total cost of revenue	42,718	41,227	40,691	39,121	40,518	38,967	47,438	45,881	171,365	165,196

Gross profit	16,943	18,434	20,129	21,699	18,799	20,350	23,227	24,784	79,098	85,267
Gross margin %	28.4%	30.9%	33.1%	35.7%	31.7%	34.3%	32.9%	35.1%	31.6%	34.0%
Research and development (3)	10,850	10,291	11,900	10,810	11,055	10,288	10,543	9,770	44,348	41,159
Sales and marketing (4)	7,303	6,956	8,396	7,811	7,814	7,354	8,114	7,618	31,627	29,739
General and Administrative (5)	3,392	2,525	4,066	2,741	3,948	3,040	3,847	2,813	15,253	11,119
Amortization of intangible assets (6)	185	—	185	—	185	—	185	—	740	—

Total operating expenses	21,730	19,772	24,547	21,362	23,002	20,682	22,689	20,201	91,968	82,017

Net operating income (loss)	(4,787)	(1,338)	(4,418)	337	(4,203)	(332)	538	4,583	(12,870)	3,250
Interest income	221	221	101	101	153	153	145	145	620	620
Interest expense	(215)	(215)	(164)	(164)	(809)	(809)	(901)	(901)	(2,089)	(2,089)
Change in fair value of preferred stock warrants (7)	546	—	—	—	557	—	226	—	1,329	—
Other income / (expense)	10	10	(23)	(23)	14	14	9	9	10	10

Total other income / (expense)	562	16	(86)	(86)	(85)	(642)	(521)	(747)	(130)	(1,459)

Provision for income taxes	45	45	101	101	73	73	(300)	(300)	(81)	(81)

Net income / (loss)	(4,270)	(1,367)	(4,605)	150	(4,361)	(1,047)	317	4,136	(12,919)	1,872

Preferred stock dividends (8)	(479)	—	(540)	—	(2,441)	—	(605)	—	(4,065)	—

Net income / (loss) attributable to common stockholders	$(4,749)	$(1,367)	$(5,145)	$150	$(6,802)	$(1,047)	$(288)	$4,136	$(16,984)	$1,872

Non-GAAP bridge to GAAP
(1) Cost of Sales (stock-based compensation)		131		210		191		197		729
(2) Cost of Sales (amortization of existing technologies)		1,360		1,360		1,360		1,360		5,440
(3) Research and development (stock-based compensation)		559		1,090		767		773		3,189
(4) Sales and marketing (stock-based compensation)		347		585		460		496		1,888
(5) General and administration (stock-based compensation)		867		1,325		908		1,034		4,134
(6) Operating expense (amortization of intangible assets)		185		185		185		185		740
(7) Change in fair value of preferred stock warrants		(546)		—		(557)		(226)		(1,329)
(8) Preferred stock dividends		479		540		2,441		605		4,065

Total Non-Cash Expenses		3,382		5,295		5,755		4,424		18,856

GAAP net income / (loss) attributable to common stockholders		$(4,749)		$(5,145)		$(6,802)		$(288)		$(16,984)

Calix’s non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, the above non-GAAP Consolidated Statements of Operations are not based on a comprehensive set of accounting rules or principles.

Press Release	Page 9

Calix, Inc.
Historical Financials
Condensed Balance Sheets 2008
($ in thousands)

	3/31/2008	6/30/2008	9/29/2008	12/31/2008
Assets
Current assets:
Cash and cash equivalents	$8,564	$22,354	$27,735	$23,214
Marketable securities	5,029	3,011	—	—
Restricted cash	4,625	—	4,840	4,856
Accounts receivable, net	33,040	38,905	36,265	32,783
Inventory	14,323	13,798	17,392	23,397
Deferred cost of goods sold	17,922	18,596	20,719	14,208
Prepaids and other current assets	1,321	1,932	1,608	2,247

Total current assets	84,825	98,596	108,559	100,705

Property and equipment, net	9,613	9,403	9,495	9,940
Goodwill	65,576	65,576	65,576	65,576
Intangible assets, net	17,510	15,965	14,420	12,875
Other assets	386	391	395	359

Total assets	$177,910	$189,931	$198,445	$189,455

Liabilities, convertible preferred stock and stockholder’s deficit
Current liabilities:
Accounts payable	$11,864	$24,188	$18,930	$18,490
Accrued liabilities	15,230	17,073	18,608	16,347
Preferred stock warrant liabilities	1,015	1,015	457	232
Loans payable	11,000	9,750	—	—
Current portion of deferred revenue	30,434	30,875	34,095	24,233

Total current liabilities	69,543	82,901	72,090	59,302

Related party loan payable	—	—	21,000	21,000
Long-term portion of deferred revenue	3,833	3,874	4,200	4,580
Other long-term liabilities	—	—		567

Convertible preferred stock	422,817	423,357	425,797	426,403
		—
Stockholders’ deficit:		—	—
Common stock	100	100	100	100
Additional paid-in capital	35,337	38,590	40,964	43,497
Other comprehensive income	39	13	—	—
Accumulated deficit	(353,759)	(358,904)	(365,706)	(365,994)

Total stockholders’ deficit	(318,283)	(320,201)	(324,642)	(322,397)

Total liabilities, convertible preferred stock and Stockholders’ deficit	$177,910	$189,931	$198,445	$189,455

Press Release	Page 10

Calix, Inc.
Historical Financials
Condensed Statements of Cash Flows 2008
($ in thousands)

	Qtr Ending 3/31/2008	Qtr Ending 6/30/2008	Qtr Ending 9/29/2008	Qtr Ending 12/31/2008	Ytd Ending 12/31/2008
Operating activities
Net cash used in operating activities	$(9,534)	$14,212	$(7,478)	$(2,751)	$(5,551)

Investing activities
Acquisition of property and equipment	(1,036)	(1,151)	(1,436)	(1,804)	(5,427)
Purchase of marketable securities	—	—	—	—	—
Sale of marketable securities	3,286	1,991	2,999	—	8,276

Net cash provided by (used in) investing activities	2,251	840	1,563	(1,805)	2,849

Financing activities
Proceeds from bank borrowings	—	—	21,000	—	21,000
Principal payments on bank borrowings	(5,512)	(1,250)	(9,750)	—	(16,512)
Proceeds from Series J investors, net of issuance costs	—	—	—	—	—
Proceeds from exercise of stock options and warrants	17	7	46	35	105
Repurchase of common and preferred stock	—	(19)	—	—	(19)
Proceeds from initial public offering of common stock	—	—	—	—	—

Net cash provided by (used in) financing activities	(5,495)	(1,262)	11,296	35	4,574

Net increase (decrease) in cash and cash equivalents	(12,778)	13,790	5,381	(4,521)	1,872
Cash and cash equivalents at beginning of period	21,342	8,564	22,354	27,735	21,342

Cash and cash equivalents at end of period	$8,564	$22,354	$27,735	$23,214	$23,214

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